Exhibit 99.1
Sonos Announces $150 Million Stock Repurchase Program

Santa Barbara, CA - February 24, 2025 -- Sonos, Inc. (Nasdaq: SONO) today announced that its Board of Directors has authorized a common stock repurchase program of up to $150 million. The $11 million remaining under the company's existing $200 million repurchase program expired upon approval of the new authorization.

Under the repurchase program, Sonos may purchase shares of common stock on a discretionary basis from time to time through open market repurchases, privately negotiated transactions or other means, including through Rule 10b5-1 trading plans or through the use of other techniques such as accelerated share repurchases. The timing and number of shares repurchased will depend on a variety of factors, including stock price, trading volume, and general business and market conditions. The repurchase program has no time limit, does not obligate Sonos to acquire a specified number of shares and may be modified, suspended or discontinued at any time at the company’s discretion.

Repurchases under this program will be funded from the company’s existing cash and cash equivalents or future cash flow.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, such as statements regarding repurchases of our common stock under the stock repurchase program and our long-term financial and growth potential, among others. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors, including, but not limited to: difficulties in and effect of implementing improvements to our operating model and cost structure; our ability to accurately forecast product demand and effectively forecast and manage owned and channel inventory levels; our ability to introduce software updates to our new app on a timely basis and otherwise deliver on our action plan to address issues caused by our new app and related customer commitments; our ability to maintain, enhance and protect our brand image; the possibility that the repurchase program may be suspended or discontinued; the impact of global economic, market and political events, including continued inflationary pressures, high interest rates and, in certain markets, foreign currency exchange rate fluctuations; changes in consumer income and overall consumer spending as a result of economic or political uncertainty or conditions; changes in consumer spending patterns; our ability to successfully introduce new products and services and maintain or expand the success of our existing products; the success of our efforts to expand our direct-to-consumer channel; the success of our financial, growth and business strategies; our ability to maintain relationships with our channel, distribution and technology partners; our ability to meet product demand and manage any product availability delays; supply chain challenges, including shipping and logistics challenges and component supply-related challenges; our ability to protect our brand and intellectual property; our use of artificial intelligence; or other risks identified in our filings with the Securities and Exchange Commission (the “SEC”), including our most recent Annual Report on Form 10-K and subsequent filings. Copies of our SEC filings are available free of charge at the SEC’s website at www.sec.gov, on our investor relations website at https://investors.sonos.com/reports-and-filings/default.aspx or upon request from our investor relations department. All forward-looking statements herein reflect our opinions only as of the date of this news release, and we undertake no obligation, and expressly disclaim any obligation, to update forward-looking statements herein in light of new information or future events.

About Sonos

Sonos (Nasdaq: SONO) is one of the world’s leading sound experience brands. As the inventor of multi-room wireless home audio, Sonos’ innovation helps the world listen better by giving people access to the content they love and allowing them to control it however they choose. Known for delivering an unparalleled sound experience, thoughtful home design aesthetic, simplicity of use and an open platform, Sonos makes the breadth of audio content available to anyone. Sonos is headquartered in Santa Barbara, California. Learn more at www.sonos.com.

Investor Contact
James Baglanis
IR@sonos.com

Press Contact
Erin Pategas
PR@sonos.com

Source: Sonos